UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 10, 2025

CALIBERCOS INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-41703	47-2426901
(Commission File Number)	(IRS Employer Identification No.)

8901 E. Mountain View Rd. Ste. 150, Scottsdale, AZ	85258
(Address of Principal Executive Offices)	(Zip Code)

(480) 295-7600

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Class A Common Stock, par value $0.001	CWD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

CaliberCos Inc., a Delaware corporation (the “Company”) has agreed with certain holders (the “Note Holders”) of outstanding unsecured subordinated promissory notes (the “Prior Notes”) to exchange the Prior Notes for 10% OID notes bearing interest at 12% per annum with a three year maturity date in the aggregate original principal amount of $7,201,026.67 , (the “Notes”), and five year warrants to initially acquire up to an aggregate of 1,466,923 additional shares of Class A common stock, par value $0.001 (the “Common Stock”), (the “Warrants”) at an exercise price of $1.00 per share (“Warrant Share”). As additional consideration for the Note Holders’ exchange of Prior Notes, the Company issued to the Note Holders an aggregate of 146,689 shares of Common Stock (the “Commitment Shares”). The Company has agreed to file a registration statement to register the common stock underlying the Warrants and the Commitment Shares.

The foregoing summary of the Notes and Warrants are qualified by reference to the form of such documents, copies of which are filed as exhibits 4.2 and 4.3, respectively, to this report and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein. Based in part upon the representations of the Note Holders to the Company, including that they are an “accredited investor” as defined under Rule 501(a) of Regulation D, the shares of Common Stock issuable under the Purchase Agreement, upon conversion of the Notes or upon exercise of the Warrant, will be exempt from registration under Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
4.1	Form of Warrant
4.2	Form of Note
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CaliberCos Inc.

Date: April 11, 2025
	By:	/s/ John C. Loeffler, II
	Name:	John C. Loeffler, II
	Title:	Chairman and Chief Executive Officer